UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    November 15, 2005

    Palmetto Real Estate Trust
(Exact name of registrant
as specified in its charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-00179	57-0405064
(Commission File Number)	(I.R.S. Employer Identification No.)

45 Liberty Lane, Greenville, South Carolina (Address of Principal Executive Offices)	29607 (Zip Code)

(Registrant's telephone number, including area code): (864) 233-6007

    Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events

On November 15, 2005, the Executive Committee of Palmetto Real Estate Trust issued a letter dated November 11, 2005, to its shareholders announcing that on November 7, 2005 the Executive committee of the Board of Trustees learned of an offer from MacKenzie Patterson Fuller, Inc. to purchase 4.80% of the outstanding stock of the company and recommending that its shareholders reject MacKenzie’s offer.

A copy of the letter to shareholders is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements. and Exhibits.

      (c) Exhibits

      Exhibit No.     Exhibit
       99.1            Letter to Shareholders of Palmetto Real Estate Trust dated November 11, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALMETTO REAL ESTATE TRUST

By: /s/ William J. Ables Name: William J. Ables Title: Chief Executive Officer

Dated: November 15, 2005

EXHIBIT INDEX

Exhibit Number                     Description

99.1   Letter to Shareholders of Palmetto Real Estate Trust dated November 11, 2005

4